BRIDGE BUILDER TRUST

Supplement dated August 28, 2015 to the Statement of Additional Information ("SAI") for
the Bridge Builder Bond Fund, dated October 28, 2014, and
the Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder
Small/Mid Cap Growth Fund and Bridge Builder Small/Mid Cap Value Fund, each dated April 27, 2015, and the Bridge Builder Core Plus Bond Fund and Bridge Builder International Equity Fund, each dated July 6, 2015.

This supplement provides new and additional information beyond that contained in each
SAI and should be read in conjunction with each SAI.

Effective August 1, 2015, Michelle Keeley is appointed to the Board of Trustees of Bridge Builder Trust.  In addition, Ms. Keeley is appointed as a member of the Audit Committee and the Governance and Nominating Committee.

1.	The following information is added to the table under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS” in each SAI.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Michelle Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002 – 2010).	7	Independent Director, Federal Home Loan Bank; Blake School Board of Trustees; Inside Director, Ameriprise Bank, FSB.

2.
The following is added to the section of each SAI under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Additional Information Concerning the Board of Trustees -- Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills.”

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams.  As an EVP at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry.  Ms. Keeley also has experience as a director on several corporate and non-profit boards.

3.	The following replaces the information contained in the table under the caption entitled “TRUSTEES AND EXECUTIVE OFFICERS – Compensation” in each SAI.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex (3) Paid to Trustees
Jean E. Carter, Independent Trustee	$68,500	N/A	N/A	$68,500
Janice L. Innis-Thompson, Independent Trustee	$68,500	N/A	N/A	$68,500
Michelle Keeley, Independent Trustee(1)	None	N/A	N/A	None
William N. Scheffel, Independent Trustee	$63,500	N/A	N/A	$63,500
John M. Tesoro, Independent Trustee	$68,500	N/A	N/A	$68,500
William H. Broderick III, Interested Trustee(2)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(2)	None	N/A	N/A	None

(1)	Ms. Keeley was appointed to the Board as an Independent Trustee, effective August 1, 2015.
(2)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.
(3)	The “Fund Complex” is comprised of the seven funds offered by the Trust, including others not offered in the SAIs.

PLEASE RETAIN THIS SUPPLEMENT WITH EACH SAI FOR FUTURE REFERENCE.